                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10381
                                   ---------

                      PIMCO New York Municipal Income Fund
                      ------------------------------------
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

  Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
  -----------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371
                                                    ------------

Date of fiscal year end: April 30, 2006
                         --------------

Date of reporting period: April 30, 2006
                          --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW,
Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Report to Shareholder

PIMCO New York Municipal Income Fund
Annual Report
April 30, 2006

As Restated

Contents

Letter to Shareholders	1
Performance & Statistics	2
Schedule of Investments	3-5
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Notes to Financial Statements	9-15
Financial Highlights	16-17
Report of Independent Registered Public Accounting Firm	18
Tax Information/Annual Shareholder Meeting Results	19
Privacy Policy, Proxy Voting Policies & Procedures	20
Dividend Reinvestment Plan	21
Board of Trustees	22
Principal Officers	23

Why is PIMCO New York Municipal Income Fund’s Annual Report being ‘‘Restated’’?

The financial statements of PIMCO New York Municipal Income Fund for the fiscal year ended April 30, 2006 contained within this annual report have been restated, as set forth in Note 8 to the financial statements. The reason for the restatement is to appropriately reflect the accounting treatment of the Fund’s portfolio holdings of certain municipal bond transactions referred to as ‘‘inverse floaters.’’ Additionally, certain other data presented in the annual report, derived from the information in the Fund’s financial statements or using the same methodology on which the presentation of the information in the financial statements was based, has been revised accordingly.

Principally, the restatement reflects revised portfolio holdings information in the schedule of investments and revised expenses and income. It is important to note, however, that this restatement has no effect on the Fund’s previously reported net assets, net asset value per share or investment performance. Distributions paid to shareholders during the fiscal year ended April 30, 2006, as well as the tax status of those distributions, also remain unchanged.

PIMCO New York Municipal Income Fund Letter to Shareholders

June 12, 2006

Dear Shareholder:

We are pleased to provide you with the annual report for PIMCO New York Municipal Income Fund (the ‘‘Fund’’) for the fiscal year ended April 30, 2006.

During the fiscal twelve month period, the Federal Reserve raised short-term interest rates eight times for a total of 200 basis points. These actions, coupled with only modest increases in longer term rates, caused the yield curve to flatten across all fixed income sectors, including national and state-specific municipal bonds.

In this environment, the Fund was able to post positive returns. For the twelve months ended April 30, 2006, PIMCO New York Municipal Income Fund increased 3.86% on net asset value and 11.45% on market price, compared to returns of 3.88% and 8.09%, respectively for the Lipper Analytical New York Municipal Debt Funds average.

Please review the following pages for specific information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. You can also find a wide range of information and resources on our Web site at www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Robert E. Connor Chairman	Brian S. Shlissel President & Chief Executive Officer

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 1

PIMCO New York Municipal Income Fund
Performance & Statistics
April 30, 2006

Symbol:

PNF

Objective:

To provide current income exempt from federal, New York State and New York City income tax.

Primary Investments:

Municipal fixed-income securities, the interest from which is exempt from federal, New York State and New York City income tax.

Inception Date:

June 29, 2001

Total Net Assets(1):

$163.4 million

Portfolio Manager:

Mark McCray

Total Return(2):	Market Price	Net Asset Value (‘‘NAV’’)
1 Year	11.45%	3.86%
3 Years	9.34%	6.75%
Commencement of Operations (6/29/01) to 4/30/06	6.01%	5.33%

Common Share Market Price/NAV Performance:

Commencement of Operations (6/29/01) to 4/30/06

Market Price/NAV:
Market Price	$14.56
NAV	$13.47
Premium to NAV	8.09%
Market Price Yield(3)	5.77%

Moody’s Ratings
(as a % of total investments)†

†	As Restated.

(1)	Inclusive of net assets attributable to Preferred Shares outstanding.

(2)	Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of each specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period more than one year represents the average annual total return.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. A portion of the income generated by the Fund may be subject to federal, state and local taxes, and may at times be subject to the alternative minimum tax. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets applicable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(3)	Market Price Yield is determined by dividing the annualized current monthly per share dividend to common shareholders by the market price per common share at April 30, 2006.

2 PIMCO New York Municipal Income Fund Annual Report  | 4.30.06

PIMCO New York Municipal Income Fund
Schedule of Investments (As Restated–See Note 8)
April 30, 2006

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
NEW YORK MUNICIPAL BONDS & NOTES–89.4%
$ 3,265	Albany Industrial Dev. Agcy. Civic Fac. Rev., 5.30%, 4/1/29, Ser. A	Baa3/NR	$ 3,352,371
1,600	Erie Cnty. Industrial Dev. Agcy., Orchard Park Rev., 6.00%, 11/15/36	NR/NR	1,655,648
11,290	Liberty Dev. Corp. Rev., 5.25%, 10/1/35 (d)	Aa3/AA–	12,197,941
1,000	Long Island Power Auth. Electric System Rev., 5.375%, 5/1/33, Ser. L	A3/A–	1,041,470
	Metropolitan Transportation Auth. NY Service Contract Rev., Ser. A,
6,040	5.00%, 7/1/25 (FGIC)	Aaa/AAA	6,256,474
8,150	5.00%, 7/1/30 (AMBAC)	Aaa/AAA	8,375,511
1,375	5.125%, 1/1/29	A1/AA–	1,427,456
1,500	Monroe Tobacco Asset Securitization Corp., Tobacco Settlement Rev., 6.375%, 6/1/35, (Pre-refunded @ $101, 6/1/10) (a)	Aaa/AAA	1,666,455
	New York City, GO, Ser. J,
4,945	5.125%, 5/15/29 (MBIA)	AAA/AAA	5,127,520
55	5.125%, 5/15/29, (Pre-refunded @ $101, 5/15/09) (MBIA)(a)	AAA/AAA	57,802
300	5.25%, 6/1/28	A1/A+	314,238
	New York City Municipal Water Finance Auth., Water & Sewer System Rev.,
7,605	4.75%, 6/15/31, Ser. A (FGIC)	Aaa/AAA	7,632,986
7,000	5.125%, 6/15/21, Ser. A (AMBAC-TCRS)	Aaa/AAA	7,171,150
5,000	5.125%, 6/15/33, Ser. C	Aa2/AA+	5,181,450
5,000	5.25%, 6/15/25, Ser. D	Aa2/AA+	5,296,250
2,250	New York City Transitional Finance Auth. Rev., 4.75%, 11/15/23, Ser. B	Aa1/AAA	2,279,610
	New York Cntys. Tobacco Trust II Rev.,
8,000	5.625%, 6/1/35 (d)	Ba1/BBB	8,179,040
130	5.75%, 6/1/43	Ba1/BBB	132,729
13,000	5.75%, 6/1/43 (d)	Ba1/BBB	13,272,870
1,000	Niagara Falls Public Water Auth., Water & Sewer System Rev., 5.00%, 7/15/34, Ser. A (MBIA)	Aaa/AAA	1,030,390
	Port Auth. of New York & New Jersey Rev., Ser. 132,
3,000	5.00%, 9/1/29	A1/AA–	3,094,590
5,000	5.00%, 9/1/38	A1/AA–	5,134,700
4,515	Sachem Central School Dist. of Holbrook, GO, 5.00%, 10/15/30, Ser. B (MBIA)	Aaa/AAA	4,670,903
6,550	State Dormitory Auth. Lease Rev., 4.75%, 1/15/29, Ser. 1 (FSA)	Aaa/AAA	6,593,426
	State Dormitory Auth. Rev.,
	Augustana Lutheran Home for the Aged, Inc. (MBIA-FHA),
100	5.40%, 2/1/31	Aaa/AAA	105,476
1,435	5.50%, 2/1/41	Aaa/AAA	1,516,723
3,850	Lenox Hill Hospital, Obligation Group, 5.50%, 7/1/30	Ba2/NR	3,718,484
	Mental Health Services Facs. Improvement, Ser. D (MBIA),
7,985	4.75%, 2/15/25	Aaa/AAA	8,035,944
15	4.75%, 2/15/25, (Pre-refunded @ $100, 8/15/08) (a)	Aaa/AAA	15,496
1,825	Mount Sinai Health, 6.50%, 7/1/25, Ser. A	Ba1/BB	1,950,341
7,000	NY & Presbyterian Hospital Rev., 4.75%, 8/1/27 (AMBAC-FHA)	Aaa/AAA	7,061,600

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 3

PIMCO New York Municipal Income Fund
Schedule of Investments (As Restated–See Note 8)
April 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
$ 445	NY Univ., 5.50%, 7/1/21, Ser. 2 (AMBAC)	Aaa/AAA	$ 474,966
4,000	Sloan-Kettering Center Mem., 5.00%, 7/1/34, Ser. 1	Aa2/AA	4,067,120
1,275	Winthrop Univ. Hospital Assoc., 5.25%, 7/1/31, Ser. A (AMBAC)	Aaa/AAA	1,339,872
	State Dormitory Auth. State Univ., GO (FSA-CR) (a)
1,270	4.75%, 5/15/28, (Pre-refunded @ $101, 5/15/08)	Aaa/AAA	1,308,926
1,045	4.75%, 5/15/28, Ser. B, (Pre-refunded @ $101, 5/15/08)	Aaa/AAA	1,077,029
5,000	State Thruway Auth. General Rev., 4.75%, 1/1/19, Ser. E	Aa3/AA–	5,083,650
3,975	State Urban Dev. Corp. Rev. Correctional Fac. Service, 4.75%, 1/1/28, Ser. B, (Pre-refunded @ $101, 1/1/09) (AMBAC) (a)	Aaa/AAA	4,120,843
	Triborough Bridge & Tunnel Auth. Rev., Ser. A,
2,000	5.00%, 1/1/27	Aa2/AA–	2,055,400
755	5.00%, 1/1/32	Aa2/AA–	772,501
4,245	5.00%, 1/1/32, (Pre-refunded @ $100, 1/1/12) (a)	Aa2/AA–	4,506,492
2,945	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project Rev., 5.00%, 12/1/27, Ser. C (FSA)	Aaa/AAA	3,059,649
	Total New York Municipal Bonds & Notes (cost–$156,215,446)		161,413,492
OTHER MUNICIPAL BONDS & NOTES–8.4%
	Alabama–0.6%
1,200	Daphne Special Care Facs. Financing Auth. Rev., zero coupon, 8/15/28, (Pre-refunded @ $100, 8/15/08) (a)	Aaa/AAA	1,079,472
	California–0.9%
2,000	California Cnty., Tobacco Settlement Rev., zero coupon, 6/1/28	Baa3/NR	1,573,840
	Illinois–2.3%
	Educational Facs. Auth. Rev.,
3,825	5.00%, 7/1/33	Aa1/AA	3,921,925
175	5.00%, 7/1/33, (Pre-refunded @ $100, 7/1/13) (a)	Aa1/AA	186,468
			4,108,393
	Louisiana–0.4%
750	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	Baa3/BBB	786,585
	Nevada–3.0%
5,500	Truckee Meadows Water Auth. Rev., 4.75%, 7/1/31, Ser. A (MBIA)	Aaa/AAA	5,499,670
	Puerto Rico–1.2%
1,500	Commonwealth Highway & Transportation Auth. Rev., 5.25%, 7/1/38, Ser. D, (Pre-refunded @ $100, 7/1/12) (a)	Baa2/AAA	1,620,105
500	Electric Power Auth., Power Rev., 5.125%, 7/1/29, Ser. NN	A3/BBB+	514,600
			2,134,705
	Total Other Municipal Bonds & Notes (cost–$14,724,144)		15,182,665
NEW YORK VARIABLE RATE NOTES (b)(e)–1.3%
2,173	New York City Transitional Finance Auth. Rev., 7.42%, 11/1/23, Ser. 362 (cost–$1,951,694)	Aa1/NR	2,337,914

4 PIMCO New York Municipal Income Fund Annual Report | 4.30.06

PIMCO New York Municipal Income Fund
Schedule of Investments (As Restated–See Note 8)
April 30, 2006 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
OTHER VARIABLE RATE NOTES (b)–0.8%
	Puerto Rico–0.8%
$1,300	Public Finance Corp. Rev., 5.75%, 8/1/27, Ser. A (cost–$1,382,840)	Baa3/BBB–	$ 1,394,952
U.S. TREASURY BILLS (c)–0.1%
250	4.49%-4.55%, 6/15/06 (cost–$248,590)		248,590
	Total Investments (cost–$174,522,714)–100.0%		$180,577,613

Notes to Schedule of Investments:

*	Unaudited

(a)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).

(b)	Variable Rate Notes – Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2006.

(c)	All or partial amount segregated as collateral for futures contracts and/or options written.

(d)	Residual Interest Bonds held in trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.

(e)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index.

Glossary

AMBAC – insured by American Municipal Bond Assurance Corp.

CR – Custodian Receipt

FGIC – insured by Financial Guaranty Insurance Co.

FHA – insured by Federal Housing Administration

FSA – insured by Financial Security Assurance, Inc.

GO – General Obligation Bond

MBIA – insured by Municipal Bond Investors Assurance

NR – Not Rated

TCRS – Temporary Custodian Receipts

See accompanying Notes to Financial Statements | 4.30.06 | PIMCO New York Municipal Income Fund Annual Report 5

PIMCO New York Municipal Income Fund
Statement of Assets and Liabilities
April 30, 2006

New York Municipal†
Assets:
Investments, at value (cost–$174,522,714)	$180,577,613
Interest receivable	2,858,957
Receivable for variation margin on futures contracts	8,700
Prepaid expenses and other assets	619,616
Total Assets	184,064,886
Liabilities:
Payable for floating rate notes	19,576,511
Dividends payable to common and preferred shareholders	552,709
Payable to custodian	256,711
Interest payable	204,914
Investment management fees payable	60,506
Accrued expenses	41,957
Payable for variation margin on futures contracts	4,375
Total Liabilities	20,697,683
Preferred shares ($25,000 net asset and liquidation value per share applicable to 2,520 shares issued and outstanding)	63,000,000
Net Assets Applicable to Common Shareholders	$100,367,203
Composition of Net Assets Applicable to Common Shareholders:
Common Stock (no par value): Paid-in-capital	$105,568,018
Dividends in excess of net investment income	(85,794)
Accumulated net realized loss	(11,870,817)
Net unrealized appreciation of investments, futures contracts and options written	6,755,796
Net Assets Applicable to Common Shareholders	$100,367,203
Common Shares Outstanding	7,452,004
Net Asset Value Per Common Share	$13.47

†	As Restated – see Note 8

6 PIMCO New York Municipal Income Fund Annual Report | 4.30.06 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund
Statement of Operations
For the year ended April 30, 2006

New York Municipal†
Investment Income:
Interest	$ 8,784,727
Expenses:
Investment management fees	1,074,078
Interest expense	489,962
Auction agent fees and commissions	167,298
Custodian and accounting agent fees	63,134
Reports to shareholders	33,925
Transfer agent fees	33,850
Audit and tax services	28,675
New York Stock Exchange listing fees	20,680
Trustees’ fees and expenses	6,475
Insurance expense	5,736
Legal fees	3,150
Investor relations	1,468
Miscellaneous	8,509
Total expenses	1,936,940
Less: investment management fees waived	(330,485)
custody credits earned on cash balances	(12,734)
Net expenses	1,593,721
Net Investment Income	7,191,006
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	533,710
Futures contracts	(1,149,247)
Options written	515,254
Net change in unrealized appreciation/depreciation of: Investments	(2,449,521)
Futures contracts	655,838
Options written	185,961
Net realized and change in unrealized loss on investments, futures contracts and options written	(1,708,005)
Net Increase in Net Assets Resulting from Investment Operations	5,483,001
Dividends on Preferred Shares from Net Investment Income	(1,622,910)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$ 3,860,091

†	As Restated – see Note 8

See accompanying Notes to Financial Statements | 4.30.06 | PIMCO New York Municipal Income Fund Annual Report 7

PIMCO New York Municipal Income Fund
Statement of Changes in Net Assets
Applicable to Common Shareholders

	New York Municipal†
	Year ended April 30, 2006	Year ended April 30, 2005
Investment Operations:
Net investment income	$ 7,191,006	$ 7,428,747
Net realized loss on investments, futures contracts and options written	(100,283)	(3,584,350)
Net change in unrealized appreciation/depreciation of investments, futures contracts and options written	(1,607,722)	6,533,355
Net increase in net assets resulting from investment operations	5,483,001	10,377,752
Dividends on Preferred Shares from Net investment income	(1,622,910)	(892,314)
Net increase in net assets applicable to common shareholders resulting from investment operations	3,860,091	9,485,438
Dividends on Common Shareholders from Net investment income	(6,567,905)	(6,632,392)
Capital Share Transactions:
Reinvestment of dividends	963,117	337,047
Total increase (decrease) in net assets applicable to common shareholders	(1,744,697)	3,190,093
Net Assets Applicable to Common Shareholders:
Beginning of year	102,111,900	98,921,807
End of year (including undistributed (dividends in excess of) net investment income of $(85,794) and $898,985; respectively)	$100,367,203	$102,111,900
Common Shares Issued in Reinvestment of Dividends:	67,984	24,712

†	As Restated – see Note 8

8 PIMCO New York Municipal Income Fund Annual Report | 4.30.06 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund
Notes to Financial Statements
April 30, 2006

1. Organization and Significant Accounting Policies

PIMCO New York Municipal Income Fund (‘‘New York Municipal’’) or the ‘‘Fund’’, was organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Fund had no operations other than matters relating to its organization and registration as non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the ‘‘Investment Manager’’), serves as the investment manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (‘‘Allianz Global’’). Allianz Global is an indirect majority-owned subsidiary of Allianz AG. The Fund has an unlimited amount of no par value common stock authorized.

New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York state and New York City income taxes. The Fund will seek to avoid bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund based upon events that have not been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. The independent pricing service uses information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options and futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (‘‘NYSE’’) on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions — Common Stock

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 9

PIMCO New York Municipal Income Fund
Notes to Financial Statements
April 30, 2006

1. Organization and Significant Accounting Policies (continued)

realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These ‘‘book-tax’’ differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital.

(e) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities, equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(f) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategy. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently adjusted to the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (‘‘RIBs’’)/Residual Interest Tax Exempt Bonds (‘‘RITEs’’)

The Fund invests in RIBs and RITEs (‘‘Inverse Floaters’’) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In these transactions, the Fund transfers a fixed rate municipal bond (‘‘Fixed Rate Bond’’) to a broker who places the Fixed Rate Bond in a special purpose trust (‘‘Trust’’) from which floating rate bonds (‘‘Floating Rate Notes’’) and Inverse Floaters are issued. The Fund simultaneously or within a short period of time receives the Inverse Floaters from the broker. The Inverse Floaters held by a Fund provides the Fund with the right to (1) cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Fund, thereby collapsing the Trust. Pursuant to Statement of Financial Accounting Standards No. 140 (‘‘FASB Statement No. 140’’), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Schedule of Investments, and recording the Floating-Rate Notes as a liability under the caption ‘‘Payable for floating rate notes’’ in the Fund’s ‘‘Statement of Assets and Liabilities’’. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Fund may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings.

10 PIMCO New York Municipal Income Fund Annual Report | 4.30.06

PIMCO New York Municipal Income Fund
Notes to Financial Statements
April 30, 2006

1. Organization and Significant Accounting Policies (continued)

Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond (s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and visa versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than investments in Fixed Rate Bonds. The Fund may also invest in Inverse Floaters for the purpose of increasing leverage.

The Fund’s investment policies and restrictions expressly permit investments in Inverse Floaters. The Fund’s restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FASB Statement No. 140. Inverse Floaters held by the Fund are exempt from registration under Rule 144A of the Securities Act of 1933.

(h) Custody Credits Earned on Cash Balances

The Fund benefits from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

(i) Interest Expense

Interest expense relates to the Fund’s liability in connection with floating rate notes issued in conjunction with Inverse Floater transactions. Interest expense is recorded as incurred.

2. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the ‘‘Agreement’’) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and other administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.65% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. In order to reduce the Fund’s expenses, the Investment Manager has contractually agreed to waive a portion of its investment management fee for the Fund at the annual rate of 0.20% of the Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of operations through June 30, 2006, and for a declining amount thereafter through June 30, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the ‘‘Sub-Adviser’’) to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all investment decisions for the Fund. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services, at the maximum annual rate of 0.37% of the Fund’s average daily net assets, inclusive of net assets attributable to any preferred shares that may be outstanding. The Sub-Adviser has contractually agreed to waive a portion of the fees it is entitled to receive from the Investment Manager, such that the Sub-Adviser will receive 0.25% of the Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding, from the commencement of the Fund’s operations through June 30, 2006, and will receive an increasing amount not to exceed 0.37% of the Fund’s average daily net assets, including net assets attributable to any preferred shares that may be outstanding thereafter through June 30, 2009.

3. Investments in Securities

For the year ended April 30, 2006, purchases and sales of investments (as restated − See Note 8), other than short-term securities, were $32,958,873 and $24,549,081, respectively.

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 11

PIMCO New York Municipal Income Fund
Notes to Financial Statements
April 30, 2006

3. Investments in Securities (continued)

(a) Futures contracts outstanding at April 30, 2006:

Type	Notional Amount (000)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Euro 90 day Futures	$60	6/18/07	$(11,400)
Euro 90 day Futures	60	9/17/07	(11,700)
Euro 90 day Futures	60	12/17/07	(12,600)
Euro 90 day Futures	60	3/17/08	(12,900)
Short: U.S. Treasury Bond Futures	(28)	6/21/06	158,813
			$110,213

(b) Transactions in options written for the year ended April 30, 2006:

	Contracts	Premiums
Options outstanding, April 30, 2005	713	$644,445
Options written	1,330	972,381
Options expired	(747)	(568,305)
Options terminated in closing purchase transactions	(1,296)	(1,048,521)
Options outstanding, April 30, 2006	—	$—

4. Income Tax Information

The tax character of dividends paid was:

	Year ended April 30, 2006	Year ended April 30, 2005
Ordinary Income	$72,767	$56,171
Tax Exempt Income	$8,118,048	$7,468,535

At April 30, 2006, there were no distributable earnings.

At April 30, 2006, New York Municipal had a capital loss carryforward of $11,760,541 ($4,214,928 of which will expire in 2011, $2,679,047 of which will expire in 2012, $4,622,781 of which will expire in 2013 and $243,785 of which will expire in 2014), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2006 were:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$154,946,224	$7,126,275	$480,756	$6,645,519

The difference between book and tax basis unrealized appreciation/depreciation, if any, is attributable to wash sales and differing treatment of certain inverse floater transactions.

5. Auction Preferred Shares

New York Municipal has issued 2,520 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends and distributions of net realized long-term capital gains, if any, are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures.

12 PIMCO New York Municipal Income Fund Annual Report | 4.30.06

PIMCO New York Municipal Income Fund
Notes to Financial Statements
April 30, 2006

5. Auction Preferred Shares (continued)

For the year ended April 30, 2006, the annualized dividend rates ranged from:

	High	Low	At April 30, 2006
New York Municipal:
Series A	4.400%	1.850%	3.600%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or triggering the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

6. Subsequent Common Dividend Declarations

On May 1, 2006, the Fund declared a dividend to common shareholders of $0.07 per common share payable June 1, 2006 to shareholders of record on May 11, 2006.

On June 1, 2006 the Fund declared a dividend to common shareholders of $0.07 per common share payable July 3, 2006 to shareholders of record on June 12, 2006.

7. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘Commission’’), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged ‘‘market timing’’ arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance ‘‘shelf-space’’ arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ and ‘‘revenue sharing/shelf space/directed brokerage,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), the Investment Manager and certain of its affiliates, including the Investment Adviser, (together, the ‘‘Applicants’’) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 13

PIMCO New York Municipal Income Fund
Notes to Financial Statements
April 30, 2006

7. Legal Proceedings (continued)

the Commission will issue a permanent order. If a court injunction were to issue against the Investment Manager or the affiliates with respect to any of the other matters referenced above, the Investment Manager or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on its ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

8. Restatement Information

Subsequent to the issuance of its April 30, 2006 financial statements, New York Municipal determined that the criteria for sale accounting in FASB Statement No. 140 had not been met for certain transfers of municipal bonds and that the transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, New York Municipal has restated its schedule of investments, statement of assets and liabilities, statement of operations, statement of changes in net assets applicable to common shareholders and financial highlights as indicated in the tables below, to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest income on the bonds and interest expense on the secured borrowings in the statement of operations. The restatement had no effect on New York Municipal’s previously reported net assets, net asset value per share or total investment return.

	Previously Reported	Restated
Statement of Assets and Liabilities at April 30, 2006:
Investments, at value	$161,591,743	$180,577,613
Identified cost	154,946,205	174,522,714
Interest receivable	2,662,269	2,858,957
Prepaid expenses and other assets	20,749	619,616
Total assets	164,283,461	184,064,886
Payable for floating rate notes	—	19,576,511
Interest payable	—	204,914
Total liabilities	916,258	20,697,683
Accumulated net realized loss	(11,870,772)	(11,870,817)
Net unrealized appreciation of investments, futures contracts and options written	6,755,751	6,755,796
Statement of Operations for the year ended April 30, 2006:
Investment Income-interest	8,309,782	8,784,727
Interest expense	—	489,962
Total expenses	1,446,978	1,936,940
Net expenses	1,103,759	1,593,721
Net investment Income	7,206,023	7,191,006
Net realized gain (loss) on:
Investments	456,098	533,710
Net change in unrealized appreciation/depreciation of:
Investments	(2,386,926)	(2,449,521)
Net realized and change in unrealized loss on investments, futures contracts and options written	(1,723,022)	(1,708,005)

14 PIMCO New York Municipal Income Fund Annual Report | 4.30.06

PIMCO New York Municipal Income Fund
Notes to Financial Statements
April 30, 2006

8. Restatement Information (continued)

	Previously Reported	Restated
Statement of Changes in Net Assets Applicable to Common Shareholders:
Year ended April 30, 2006:
Net investment income	7,206,023	7,191,006
Net realized gain (loss) on investments, futures contracts and options written	(177,895)	(100,283)
Net change in unrealized appreciation/depreciation investments, futures contracts and options written	(1,545,127)	(1,607,722)
Year ended April 30, 2005:
Net realized gain (loss) on investments, futures contracts and options written	(3,609,336)	(3,584,350)
Net change in unrealized appreciation/depreciation investments, futures contracts and options written	6,558,341	6,533,355
Note: 3. Investments in Securities:
Purchases	43,166,155	32,958,873
Sales	38,725,354	24,549,081
Financial Highlights:
Year ended April 30, 2006:
Ratios of:
expenses to average net assets including interest expense	1.09%	1.57%
net investment income to average net assets	7.05%	7.04%
Portfolio turnover:	24%	15%
Year ended April 30, 2005: Ratio of:
expenses to average net assets including interest expense	1.12%	1.44%
Portfolio turnover:	10%	6%
Year ended April 30, 2004: Ratio of:
expenses to average net assets including interest expense	1.10%	1.27%
Year ended April 30, 2003: Ratio of:
expenses to average net assets including interest expense	1.13%	1.35%
Period June 29, 2001* through April 30, 2002: Ratio of:
expenses to average net assets including interest expense	1.04%#	1.28%#
Portfolio turnover:	51%	36%

*	Commencement of operations.

#	Annualized.

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 15

PIMCO Municipal Income Fund
Financial Highlights
For a share of common stock outstanding throughout each period: (As Restated – see Note 8)

	Year Ended				For the period June 29, 2001* through April 30, 2002
	April 30, 2006	April 30, 2005	April 30, 2004	April 30, 2003
Net asset value, beginning of period	$13.83	$13.44	$13.49	$13.92	$14.33 **
Investment Operations:
Net investment income	0.98	1.01	1.00	1.04	0.82
Net realized and change in unrealized gain (loss) on investments, futures contracts, and options written	(0.23)	0.40	(0.08)	(0.47)	(0.26)
Total from investment operations	0.75	1.41	0.92	0.57	0.56
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.22)	(0.12)	(0.07)	(0.10)	(0.09)
Net realized gains	—	—	—	—	(0.01)
Total dividends and distributions on preferred shares	(0.22)	(0.12)	(0.07)	(0.10)	(0.10)
Net increase in net assets applicable to common shareholders resulting from investment operations	0.53	1.29	0.85	0.47	0.46
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.89)	(0.90)	(0.90)	(0.90)	(0.67)
Net realized gains	—	—	—	—	(0.05)
Total dividends and distributions to common shareholders	(0.89)	(0.90)	(0.90)	(0.90)	(0.72)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital	—	—	—	—	(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital	—	—	—	—	(0.12)
Total capital share transactions	—	—	—	—	(0.15)
Net asset value, end of period	$13.47	$13.83	$13.44	$13.49	$13.92
Market price, end of period	$14.56	$13.90	$12.70	$13.55	$14.20
Total Investment Return (1)	11.45%	17.04%	0.21%	1.82%	(0.34)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$100,367	$102,112	$98,922	$98,323	$100,413
Ratio of expenses to average net assets, including interest expense (2)(3)(4)(5)	1.57%	1.44%	1.27%	1.35%	1.28%#
Ratio of expenses to average net assets, excluding interest expense (2)(3)(5)	1.09%	1.12%	1.10%	1.13%	1.04%#
Ratio of net investment income to average net assets (2)(5)	7.04%	7.48%	7.41%	7.46%	7.07%#
Preferred shares asset coverage per share	$64,809	$65,509	$64,251	$64,016	$64,834
Portfolio turnover	15%	6%	39%	23%	36%

16 PIMCO New York Municipal Income Fund Annual Report | 4.30.06 | See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund
Financial Highlights
For a share of common stock outstanding throughout each period: (As Restated – see Note 8)

*	Commencement of operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

#	Annualized.

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(h) in Notes to Financial Statements).

(4)	Interest expense relates to the liability for floating rate notes issued in connection with inverse floater transactions.

(5)	During the periods indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.33%, 0.33%, 0.33%, 0.32% and 0.30% (annualized) for the years ended April 30, 2006, April 30, 2005, April 30, 2004, April 30, 2003 and for the period June 29, 2001 (commencement of operations) through April 30, 2002, respectively.

See accompanying Notes to Financial Statements | 4.30.06 | PIMCO New York Municipal Income Fund Annual Report 17

PIMCO New York Municipal Income Fund
Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of
PIMCO New York Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of PIMCO New York Municipal Income Fund (hereafter referred to as the Fund’’) at April 30, 2006, the results of its operations for the year ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 29, 2001 (commencement of operations) through April 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements’’) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 8, the accompanying financial statements have been restated.

PricewaterhouseCoopers LLP
New York, New York
June 21, 2006 (April 25, 2007 as to the effects of the restatement discussed in Note 8)

18 PIMCO New York Municipal Income Fund Annual Report | 4.30.06

PIMCO New York Municipal Income Fund
Tax Information/Annual Shareholder
Meeting Results (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year-end (April 30, 2006) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that substantially all dividends paid from net investment income from the Fund during the tax period ended April 30, 2006 were federally exempt interest dividends. However the Fund invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, the percentage of dividends paid from net investment income during the tax period which are taxable was 0.89%

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2006. The amount that will be reported will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended April 30, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund. In January 2007, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on December 28, 2005. Common/Preferred shareholders of the Fund voted to re-elect R. Peter Sullivan III and David C. Flattum as a Class III Trustees to serve until 2008.

The resulting vote count is indicated below:

	Affirmative	Withheld Authority
Re-election of David C. Flattum	6,559,878	89,023
Re-election of R. Peter Sullivan III	6,561,884	87,017

Messrs. Paul Belica, Robert E Connor, Jack J. Dalessandro* and Hans W. Kertess* continue to serve as Trustees of the Fund.

* Preferred Shares Trustee

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 19

PIMCO New York Municipal Income Fund
Privacy Policy/Proxy Voting Policies &
Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2005 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www. sec.gov.

20 PIMCO New York Municipal Income Fund Annual Report | 4.30.06

PIMCO New York Municipal Income Fund
Dividend Reinvestment Plan
(unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the ‘‘Plan’’), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the ‘‘Plan Agent’’), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Funds’ dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 21

PIMCO New York Municipal Income Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with the Fund, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105
Robert E. Connor
Date of Birth: 9/17/34
Chairman of the Board of Trustees since: 2004
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2006 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired; Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.
Paul Belica
Date of Birth: 9/27/21
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC; and Formerly, senior executive and member of the Board of Smith Barney, Harris Upham & Co.
John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.
David C. Flattum†
Date of Birth: 8/27/64
Trustee since: 2004
Term of office: Expected to stand for election
    at 2008 annual meeting of shareholders.
Trustee/Director of 55 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P.; Member of Management Board, Allianz Global Investors Fund Management LLC; Formerly, Head of Corporate Functions of Allianz Global Investors of America L.P.; Formerly, Partner, Latham & Watkins LLP (1998-2001).
Hans W. Kertess
Date of Birth: 7/12/39
Trustee since: 2001
Term of office: Expected to stand for
    re-election at 2006 annual meeting of shareholders.
Trustee/Director of 24 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co. L.P.; Formerly, Managing Director, Royal Bank of Canada Capital Markets.
R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2002
Term of office: Expected to stand for
    re-election at 2008 annual meeting of shareholders.
Trustee/Director of 22 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange

†	Mr. Flattum is an ‘‘interested person’’ of the Fund due to his affiliation with Allianz Global Investors of America L.P. (‘‘AGI’’) and the Investment Manager. In addition to Mr. Flattum’s positions with affiliated persons of the Funds set forth in the table above, he holds the following positions with affiliated person: Managing Director, Chief Operating Officer, General Counsel & member of Management Board, AGI; Member of Management Board AGIFM; Director, PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holdings L.P., Allianz PacLife Partners LLC, PA Holdings LLC; Director and Chief Executive Officer, Oppenheimer Group, Inc.

Further information about Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated August 20, 2001, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

22 PIMCO New York Municipal Income Fund Annual Report | 4.30.06

PIMCO New York Municipal Income Fund
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with the Fund	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002	Executive Vice President, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2002	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 32 funds in the Fund Complex; Assistant Treasurer of 33 funds in the Fund Complex.
Thomas J. Fuccillo Date of Birth: 3/22/68 Secretary & Chief Legal Officer since: 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary and Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC (1991-2004).
Youse Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 65 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

4.30.06 | PIMCO New York Municipal Income Fund Annual Report 23

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24 PIMCO New York Municipal Income Fund Annual Report | 4.30.06

Trustees and Principal Officers

Robert E. Connor
    Trustee, Chairman of the Board of Trustees
Paul Belica
    Trustee
John J. Dalessandro II
    Trustee
David C. Flattum
    Trustee
Hans W. Kertess
    Trustee
R. Peter Sullivan III
    Trustee
Brian S. Shlissel
    President & Chief Executive Officer
Lawrence G. Altadonna
    Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
    Secretary & Chief Legal Officer
Youse Guia
    Chief Compliance Officer

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
225 Franklin Street
Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time each Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the ‘‘Commission’’) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) on the Fund’s website at www.allianzinvestors.com (ii) on the Commission’s website at www.sec.gov, and (iii) at the Commission’s Public Reference Room located at the Commission’s headquarters’ office, 450 5th Street N.W. Room 1200, Washington, D.C. 20459, (202) 942-8090.

On December 30, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules each Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

     (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment
         Companies -- Ethical Standards for Principal Executive and Financial
         Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial
         Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment
         Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a)
         above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that Mr. Paul Belica, a member of the
Board's Audit Oversight Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

     a)  Audit fees. The aggregate fees billed for the last fiscal year (the
         "Reporting Period") for professional services rendered by the
         Registrant's principal accountant (the "Auditor") for the audit of the
         Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $19,148 in 2005 and $23,308 in 2006.

     b)  Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant's financial statements and are not reported under paragraph (e) of this
         Item were $4,784 in 2005 and $5,259 in 2006. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the
         Preferred Shares), attestation reports and comfort letters.

     c)  Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax service and tax planning ("Tax Services") were $8,000 in 2005 and
         $8,500 in 2006. These services consisted of review or preparation of
         U.S. federal, state, local and excise tax returns.

     d)  All Other Fees. There were no other fees billed in the Reporting
         Periods for products and services provided by the Auditor to the
         Registrant.

     e)  1. Audit Committee Pre-Approval Policies and Procedures. The
         Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the
         Auditor for the Registrant, as well as the Auditor's engagements related directly to the operations and financial reporting of the
         Registrant. The Registrant's policy is stated below.

         PIMCO New York Municipal Income Fund (THE "FUND")

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE
INDEPENDENT ACCOUNTANTS

The Funds' Audit Oversight Committee ("Committee") is
charged with the oversight of the Funds' financial reporting policies and practices and their internal controls. As part of this responsibility, the
Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

     a review of the nature of the professional services expected to provided,

     the fees to be charged in connection with the services expected to be provided,

     a review of the safeguards put into place by the accounting firm to safeguard independence, and

     periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds' Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit
(including audit-related) services that may be performed by the Funds'
independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee's pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the
Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

     Annual Fund financial statement audits Seed audits (related to new product filings, as required) SEC and regulatory filings and consents Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

     Accounting consultations
     Fund merger support services
     Agreed upon procedure reports (inclusive of quarterly review of Basic
       Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
     Other attestation reports
     Comfort letters
     Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds' independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the
Committee deems those services to be consistent with the accounting firm's independence:

     Tax compliance services related to the filing or amendment of the following:

         Federal, state and local income tax compliance; and, sales and use tax compliance
         Timely RIC qualification reviews
         Tax distribution analysis and planning
         Tax authority examination services
         Tax appeals support services
         Accounting methods studies
         Fund merger support service
         Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds' independent accountants will not render services in the following categories of non-audit services:

     Bookkeeping or other services related to the accounting records or financial statements of the Funds
     Financial information systems design and implementation
     Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
     Actuarial services
     Internal audit outsourcing services
     Management functions or human resources
     Broker or dealer, investment adviser or investment banking services
     Legal services and expert services unrelated to the audit
     Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND
COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund
Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the "Investment Manager") and any entity controlling, controlled by, or under common control with the Investment
Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the "Accounting
Affiliates"). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman
(or any other Committee member who is a disinterested trustee under the
Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the
Investment Manager and its affiliates, the Committee will receive an annual report from the Funds' independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or
Accounting Affiliates, the pre-approval requirement is waived if:

         (1)  The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and
              (ii) with respect to such services provided to Accounting
              Affiliates, five percent (5%) of the total amount of revenues paid to the Fund's independent accountant by the Fund and the
              Accounting Affiliates during the fiscal year in which the services are provided;

         (2)  Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

         (3)  Such services are promptly brought to the attention of the
              Committee and approved prior to the completion of the audit by the
              Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company
              Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

              e)  2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of
                  Registration S-X.

              f)  Not applicable

              g)  Non-audit fees. The aggregate non-audit fees billed by the
                  Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2005 Reporting Period was $1,857,523
                  and the 2006 Reporting Period was $2,496,070.

              h)  Auditor Independence. The Registrant's Audit Oversight
                  Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not
                  pre-approved is compatible with maintaining the Auditor's
                  independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The
audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John
J. Dalessandro II, Hans W. Kertess and R. Peter Sullivan III.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES

The registrant has delegated the voting of proxies relating to its voting securities to its sub-adviser, Pacific Investment Management Co. (the
"Sub-Adviser").

         PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
         -----------------------------------------

         Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule
206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

         The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.
PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

         PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

         Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy.
Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy.
In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

         ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT
         ----------------------------------------

         DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

         The Registrant and its Board of Trustees have delegated to Allianz
Global Investors Fund Management LLC ("Allianz Global Investors"), and Allianz
Global Investors has in turn delegated to the sub-adviser, responsibility for voting any proxies relating to portfolio securities held by the Registrant in accordance with the sub-advisers' proxy voting policies and procedures.

         Allianz Global Investors (for purposes of this description, a
"Company") typically votes proxies as part of its discretionary authority to manage accounts (except as provided below, Allianz Global Investors' registered investment company clients), unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The
Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

         The Company has adopted written Proxy Voting Policies and Procedures
(the "Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the
Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy
Guidelines. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guidelines. Deviation from a Company's Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment
Advisers Act of 1940.

         In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients'
accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i)
proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on a foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

         To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

         Conflicts of Interest. The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients'
proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the
Chief Investment Officer of the

Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

         Registered Investment Companies for which Allianz Global Investors
Serves as Adviser. With respect to registered investment companies ("funds") for which Allianz Global Investors serves as investment adviser, it is the policy of
Allianz Global Investors that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. Allianz Global Investors believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds' securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, Allianz Global Investor's policy is to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

         As of July 6, 2006, [PLEASE INSERT DATE OF FILING] the following individual has primary responsibility for the day-to-day implementation of the
PIMCO municipal Income Fund ("PMF"), PIMCO California Municipal Income Fund
("PCQ") and PIMCO NY Municipal Income Fund ("PNF") (each a "Fund" and collectively, the "Funds"):

MARK V. MCCRAY

         Mr. McCray is an Executive Vice President and portfolio manager responsible for PIMCO's municipal bond funds and tax-sensitive portfolios. He currently serves as Chairman of PIMCO's Shadow Investment Committee. He joined
PIMCO in 2000 from Goldman, Sachs & Co. in New York, where he was Vice President and co-head of municipal bond trading, with primary responsibility for the firm's proprietary municipal trading. Mr. McCray has seventeen years of investment experience and holds bachelor's degrees in finance and real estate from Temple University and an MBA from The Wharton School of the University of
Pennsylvania, with concentrations in finance, accounting, and strategic management.

(a)(2)

         The following summarizes information regarding each of the accounts, excluding the Funds that were managed by the Portfolio Manager as of April 30,
2006, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

-----------------------------------------------------------------------------------------------------------------------------------
                               Registered Investment Companies    Other Pooled Investment Vehicles   Other Accounts
-----------------------------------------------------------------------------------------------------------------------------------
PM                Fund         #            AUM($million)         #            AUM($million)         #         AUM($million)
-----------------------------------------------------------------------------------------------------------------------------------

MARK V. MCCRAY    PMF              13             5,351.08             2              731.92           19*          1517.05*
-----------------------------------------------------------------------------------------------------------------------------------
                  PCQ              13             5,498.60             2              731.92           19*          1517.05*
-----------------------------------------------------------------------------------------------------------------------------------
                  PNF              13             5,745.41             2              731.92           19*          1517.05*
-----------------------------------------------------------------------------------------------------------------------------------

* Of these other accounts, one account totaling $54.68 million in assets pay an advisory fee that is based in part on the performance of the accounts.

         From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

         Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to- day management of a
Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

         Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Pacific Investment Management
Company LLC ("PIMCO") has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

         Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

         Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.
Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Fund on a fair and equitable basis over time.

(a)(3)

         As of April 30, 2006, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

         PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of
PIMCO, including portfolio managers, may elect to defer compensation through
PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

         Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager.
Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

         In addition, the following non-exclusive list of qualitative criteria
(collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     o   3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

     o   Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     o   Amount and nature of assets managed by the portfolio manager;

     o   Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     o   Generation and contribution of investment ideas in the context of
         PIMCO's secular and cyclical forums, portfolio strategy meetings,
         Investment Committee meetings, and on a day-to-day basis;

     o   Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     o   Contributions to asset retention, gathering and client satisfaction;

     o   Contributions to mentoring, coaching and/or supervising; and

     o   Personal growth and skills added.

         A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

         Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice
President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with
PIMCO.

         Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth.
Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued
employment at PIMCO.

         Profit Sharing Plan. Instead of a bonus, portfolio managers who are
Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director
Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors.

         From time to time, under the PIMCO Class B Unit Purchase Plan, Managing
Directors and certain executive management (including Executive Vice Presidents)
of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO
Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO
Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

         Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

(a)(4)
         The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of
4/30/06.

---------------------------------------------------------------------------
                       PIMCO Municipal Income Fund
                  PIMCO California Municipal Income Fund
                   PIMCO New York Municipal Income Fund
---------------------------------------------------------------------------
Portfolio Manager        Dollar Range of Equity Securities in the Funds
---------------------------------------------------------------------------
MARK V. MCCRAY                                None
---------------------------------------------------------------------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED COMPANIES

                                                      TOTAL NUMBER
                                                      OF SHARES PURCHASED       MAXIMUM NUMBER OF
                    TOTAL NUMBER      AVERAGE         AS PART OF PUBLICLY       SHARES THAT MAY YET BE
                    OF SHARES         PRICE PAID      ANNOUNCED PLANS OR        PURCHASED UNDER THE PLANS
PERIOD              PURCHASED         PER SHARE       PROGRAMS                  OR PROGRAMS
--------------      ------------      ----------      -------------------       -------------------------

May 2005                N/A             13.83                5,856                         N/A
June 2005               N/A             13.88                6,299                         N/A
July 2005               N/A             14.108               6,033                         N/A
August 2005             N/A             14.54                5,650                         N/A
September 2005          N/A             14.222               5,674                         N/A
October 2005            N/A             14.203               5,696                         N/A
November 2005           N/A             13.88                5,780                         N/A
December 2005           N/A             13.88                5,640                         N/A
January 2006            N/A             14.45                5,545                         N/A
February 2006           N/A             14.146               5,661                         N/A
March 2006              N/A             14.906               5,014                         N/A
April 2006              N/A             14.098               5,136                         N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant's
    Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     Fund management of the Registrant has determined that as of and prior to
     April 30, 2006, the Registrant had a material weakness in its internal control over financial reporting related to the review, analysis and determination of whether certain transfers of municipal securities qualified for sale accounting under the provisions of Statement of
     Financial Accounting Standards No. 140 ("SFAS 140"). Since April 30, 2006,
     but prior to the date of this filing, fund management has revised its internal controls over financial reporting to improve the effectiveness of the controls to ensure that transactions in transfers of certain municipal securities are accounted for properly. As a result of this weakness, the statement of assets and liabilities, including the portfolio of investments as of April 30, 2006, the related statement of operations and statement of changes in net assets for the year then ended and the financial highlights for each of the four years in the period ended and for the period June 29,
     2001 (commencement of operations) through April 30, 2002 were restated in order to appropriately account for such transfers of securities as secured financings and report the related interest income and expense. However, there was no impact to the net asset value of the Registrant's shares or the Registrant's total return of any period.

(b) As discussed above, during the Registrant's second fiscal half-year covered by this report, the Registrant's internal controls over financial reporting were enhanced to identify whether certain inverse floating rate transactions require accounting treatment under SFAS 140.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the
        Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the
    Sarbanes-Oxley Act of 2002

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO New York Municipal Income Fund
            -------------------------------------------------------

By  /s/ Brian S. Shlissel
    -----------------------
President and Chief Executive Officer

Date  April 27, 2007
      ------------------

By  /s/ Lawrence G. Altadonna
    ------------------------------
Treasurer, Principal Financial & Accounting Officer

Date  April 27, 2007
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Brian S. Shlissel
    --------------------------
President and Chief Executive Officer

Date  April 27, 2007
      ------------------

By  /s/ Lawrence G. Altadonna
    ------------------------------
Treasurer, Principal Financial & Accounting Officer

Date  April 27, 2007
      ------------------